SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 5, 1996


                                LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-15975                   48-0952323
     --------------------          -----------                -------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation            File Number)            Identification No.)



             10310 W. 84th Terrace, Lenexa, KS                  66214
          ----------------------------------------             -------
          (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:    913-888-1770



















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Item 5.   Other Events

     On December 5, 1996, LabOne, Inc. announced that it has agreed to acquire selected assets, including customer lists, of Gib Laboratories, Inc., a subsidiary of Prudential Insurance Company of America. The transaction is subject to approval by Gib Laboratories' and Prudential's boards of directors. Concurrently, Prudential's Individual Insurance Group has agreed to use
LabOne as its exclusive provider of risk assessment testing services.

     Gib Laboratories, Inc., based out of New Providence, New Jersey, is the fourth largest provider of risk assessment testing.









                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LabOne, Inc.


Date:  December 6, 1996              By  /s/  Kurt E. Gruenbacher
                                             ----------------------------
                                              Kurt E. Gruenbacher
                                              V.P. Finance and Chief
                                              Accounting Officer


Date:  December 6, 1996              By  /s/  Robert D. Thompson
                                             ----------------------------
                                              Robert D. Thompson
                                              Executive V.P. Finance,
                                              CFO and Treasurer















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